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                                                                  EXHIBIT 10.16


                       SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") is entered into as of January 1, 1999, by and among THE GOOD GUYS - CALIFORNIA, INC., a California corporation ("Borrower"), each of the financial institutions from time to time listed on Schedule I attached to the Loan Agreement defined below, as amended from time to time (collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo") as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, Borrower is currently indebted to the Lenders pursuant to the terms and conditions of that certain Loan Agreement among Borrower, the Lenders and the Agent dated as of September 29, 1997, as amended from time to time (the "Loan Agreement").

     WHEREAS, the Lenders, the Agent and Borrower have agreed to certain changes in the terms and conditions set forth in the Loan Agreement and have agreed to amend the Loan Agreement to reflect such changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Agreement shall be amended as follows:

     1. Section 1.8. The definition of "Applicable Maximum Amount" set forth in Section 1.8 of the Loan Agreement is amended in its entirety to read as follows:

               "Applicable Maximum Amount" means Seventy-Five Million Dollars ($75,000,000).

     2. Section 1.68. The following definition of "Year 2000 Compliant" is added to and made a part of the Loan Agreement as Section 1.68 thereto:

               1.68 "Year 2000 Compliant" means, with regard to any Person, that all software utilized by and material to the business operations or financial condition of such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the year 2000.

     3. Section 2.5(e). Section 2.5(e) of the Loan Agreement is amended by deleting the reference to "one-eighth percent (.125%) as the unused line fee rate, and by substituting for such words and figures "three-eighths percent (.375%).

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     4.   Section 7.16.  The following new Section 7.16 is added to and made a part of the Loan Agreement:

          7.16. Year 2000 Compliant. As of October 1, 1999, Borrower shall be Year 2000 Compliant.

     5.   Conditions Precedent.    The effectiveness of this Second Amendment
and the Agent's and Lenders' agreements set forth herein are subject to the satisfaction of each of the following conditions precedent on or before January 15, 1999:

          a. Documentation. Borrower shall have delivered or caused to be delivered to the Agent, at Borrower's sole cost and expense the following, each of which shall be in form and substance satisfactory to the Agent

               (i) Two (2) executed original counterparts of this Second Amendment;

               (ii) executed counterparts of the Consent and Reaffirmation of Guarantor attached hereto in the form of Annex I; and

               (iii) such additional agreements, certificates, reports,
                     approvals, instruments, documents, consents and/or reaffirmation as the Agent or any Lender may reasonably request.

          b. Amendment Fee. Borrower shall have paid to the Agent, for the benefit of the Lenders, as non-refundable, fully earned amendment fee of $25,000.

     6. Miscellaneous. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Second Amendment. This Second Amendment and the Loan Agreement shall be read together, as one document.

     7. Representations and Warranties. Borrower hereby remakes all representations and warranties contained in the Loan Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Second Amendment there exists no Default or Event of Default as defined in the Loan Agreement.


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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first written above.

     THE GOOD GUYS - CALIFORNIA, INC.        WELLS FARGO BANK,
     a California corporation                NATIONAL ASSOCIATION,
                                             as Agent and Lender

     By: /s/ DENNIS C. CARROLL               By: /s/ DALE FOSTER
         ----------------------------            -----------------------------
                                                     Dale Foster
     Title: Senior Vice President and                Vice President
            Chief Financial Officer


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                                                                         ANNEX I

                     CONSENT AND REAFFIRMATION OF GUARANTOR

        Reference is hereby made to the foregoing Second Amendment to Loan Agreement ("Second Amendment") dated as of January 1, 1999, by and among The Good Guys - California, Inc., a California corporation ("Borrower"), each of the financial institutions from time to time listed on Schedule I attached to the Loan Agreement described therein, as amended from time to time (collectively, the "Lenders"), and Wells Fargo Bank, National Association ("Wells Fargo"), as agent for the Lenders (in such capacity, the "Agent").

        In order to induce the Agent and the Lenders to enter into the Second Amendment, the undersigned hereby consents to the execution, delivery and performance by Borrower, the Agent and the Lenders of the Second Amendment and all other documents, instruments and agreements now or hereafter executed in connection therewith (collectively, together with the Second Amendment, the "Second Amendment Documents"). In connection therewith, the undersigned (a) expressly and knowingly reaffirms its liability under the Continuing Guaranty dated as of September 29, 1997 (the "Guaranty") and any and all security agreements, pledge agreements, deeds of trust, mortgages and other collateral documents (collectively, together with the Guaranty, the "Third Party Documents") heretofore executed and delivered by the undersigned from time to time in favor of the Agent, for the benefit of the Lenders, (b) expressly agrees to be and remain liable under the terms of such Third Party Documents for the obligations of Borrower to the Agent and the Lenders and (c) acknowledges that it has no defense, offset or counterclaim whatsoever against the Agent or the Lenders with respect to the Third Party Documents to which it is a party.

        The undersigned further agrees that the Third Party Documents to which it is a party shall remain in full force and effect and are hereby ratified and confirmed and shall guarantee payment and performance of, or continue to constitute collateral security for, as the case may be, of all of Borrower's obligations under the Loan Agreement and related Loan Documents, as any one or more of the same may be amended by the Second Amendment Documents. The undersigned acknowledges that (a) none of the Agent or the Lenders has any obligation to inform it of the particulars of any modification or amendment to the Loan Agreement or any other Loan Document executed in connection therewith, and (b) it has established satisfactory means by which Borrower keeps it informed with respect to any modification of or amendment to the Loan Agreement and related Loan Documents.

        The undersigned further agrees that the execution of this Consent and Reaffirmation is not necessary for the continued validity and enforceability of the Third Party Documents to which it is a party, but is executed to induce the Agent and the Lenders to enter into the Second Amendment Documents. The undersigned further agrees that none of the Agent or the Lenders shall have any obligation to notify it of any actions or omissions to act with respect to its dealings with Borrower.

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     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation to be executed as of January 1, 1999.

                                        THE GOOD GUYS, INC.,
                                        a Delaware corporation


                                        By: /s/ Name to Come
                                        ---------------------------------

                                        Title: Senior Vice President and
                                               Chief Financial Officer
                                               --------------------------